UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ODYSSEY MARINE EXPLORATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 9, 2025 For Stockholders of record as of April 11, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/OMEX Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved Odyssey Marine Exploration, Inc. Annual Meeting of Stockholders Monday, June 9, 2025 9:30 AM, Eastern Time Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607 For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/OMEX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 30, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. To elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified; 1.01 Mark D. Gordon 1.02 Mark B. Justh 1.03 Larissa T. Pommeraud 1.04 Jon D. Sawyer 1.05 Todd E. Siegel 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025; 3. To adopt an amendment to the Company’s articles of incorporation (the “Articles Amendment Proposal”) with the following sub-proposals; 3(a). A proposal for discretionary authority to file an amendment to our articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 shares to up to 150,000,000 shares or such lesser number of shares of common stock as is determined by the Board of Directors (the “Authorized Capitalization Proposal”); and 3(b). A proposal for discretionary authority to implement an up to one for eight reverse stock split whereby each eight (or such lesser number as is determined by the Board of Directors) issued and outstanding shares of the Company’s common stock will be combined into one share of the Company’s common stock (the “Reverse Split Proposal”). 4. To obtain non-binding advisory approval of the compensation of our named executive officers; and Note: Such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof may be transacted. FOR PROPOSALS 1, 2, 3 (INCLUDING SUB-PROPOSALS 3(A) AND 3(B)) AND 4 Odyssey Marine Exploration, Inc. Annual Meeting of Stockholders